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AMERANT BANCORP INC. APPOINTS
CARLOS IAFIGLIOLA AS PRESIDENT AND CEO

CORAL GABLES, FLORIDA, May 19, 2026. Amerant Bancorp Inc. (NYSE: AMTB) (the “Company” or “Amerant”) today announced that its Board of Directors (the “Board”) has appointed Carlos Iafigliola as President and Chief Executive Officer (“President and CEO”), effective May 18, 2026. Mr. Iafigliola has also been appointed President and CEO of Amerant Bank N.A., the Company’s main operating subsidiary (the “Bank”). Mr. Iafigliola has served as Interim Chief Executive Officer since November 2025.

Odilon Almeida, Chair of the Board, commented, “Following a comprehensive search process, the Board determined that Carlos is the right executive to lead Amerant into its next phase of value creation. With more than 20 years at the Company, including serving as Chief Financial Officer and Chief Operating Officer since Amerant became a public company, Carlos has consistently demonstrated deep knowledge of our business, disciplined execution, and unwavering commitment to our customers, team members, and shareholders. He has also provided strong and effective leadership as Interim Chief Executive Officer. The Board has full confidence in Carlos and his ability to advance our strategic priorities, further strengthen our franchise, and drive sustainable long-term value for our shareholders.”

Carlos Iafigliola said, “I am honored by the Board’s confidence and grateful for the opportunity to continue leading Amerant. Together with the Board, senior management, and the entire Amerant team, we remain focused on executing our strategic plan and building a stronger, more efficient company that delivers profitable growth. Guided by our disciplined, phased roadmap to stabilize, optimize, and grow the Company, I believe we are well positioned to deliver exceptional service to our customers and solid long-term financial performance.”

Mr. Iafigliola brings nearly three decades of experience in the financial services industry. Since November 2025, he has served as Interim Chief Executive Officer of both the Company and the Bank. He previously served as SEVP and Chief Operating Officer (“COO”) of Amerant, where he led the Bank’s core conversion, the sale of the Company’s Houston franchise, and broader operational streamlining initiatives. He has also played a key role in advancing the Company’s digital transformation and operational modernization efforts. In that role, he oversaw critical areas including loan and deposit operations, treasury management, technology and digital services, project management, and branch expansion. Prior to serving as COO, Mr. Iafigliola served as EVP, Chief Financial Officer from 2020 to 2023. Earlier in his career at Amerant, he held positions of increasing responsibility, including Treasury Manager and Asset & Liability Manager.

About Amerant Bancorp Inc. (NYSE: AMTB)
Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiary, Amerant Investments, Inc. The Company provides individuals and businesses with deposit, credit, and wealth management services. The Bank, which has operated for more than 45 years, is headquartered in Florida and operates 23 banking centers—21 in South Florida and 2 in Tampa. For more information, visit investor.amerantbank.com

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” including statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. Examples of forward-looking statements include but are not limited to: our future operating or financial performance, statements regarding expectations, plans or objectives for future operations, products or services, as well as our expectations regarding executing on our strategy and improving our cost structure and operational efficiency. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future.

Forward-looking statements, including those relating to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2025 filed on February 27, 2026, our quarterly report on Form 10-Q for the quarter ended March 31, 2026 filed on May 1,

2026, and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.